UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.     )

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Touchstone Funds Group Trust
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TOUCHSTONE FUNDS GROUP TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

1.800.543.0407

Touchstone Emerging Markets Equity Fund

Important Notice Regarding the Availability of this Information Statement

The Information Statement is available at TouchstoneInvestments.com

THIS IS NOT A PROXY STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUIRED TO SEND US A PROXY.

This information statement (the “Information Statement”) is being furnished to the shareholders of Touchstone Emerging Markets Equity Fund (the “Fund”), a series of the Touchstone Funds Group Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Touchstone Advisors, Inc. (“Touchstone”) and Copper Rock Capital Partners, LLC (“Copper Rock” or the “Sub-Advisor”) and the termination of the existing sub-advisory agreement between Touchstone and AGF Investments America, Inc. (“AGF”) with respect to the Fund.  This Information Statement also describes the Board’s approval of an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between Touchstone and Russell Implementation Services, Inc. (“Russell” or the “Interim Sub-Advisor”) during the transition period to Copper Rock. The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Touchstone, the investment advisor to the Fund, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without obtaining shareholder approval. A condition of this order requires Touchstone to furnish shareholders with information contained herein about Copper Rock and the Sub-Advisory Agreement and Russell and the Interim Sub-Advisory Agreement.  The Information Statement is being mailed on or about March 24, 2016 to shareholders of record of the Fund as of February 19, 2016.

The Fund’s most recent annual report for the fiscal year ended September 30, 2015 is available upon request without charge. The annual report may be obtained by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com/mutual-funds/emerging-markets-equity-fund-literature.htm.

BOARD APPROVAL OF THE SUB-ADVISOR AND INTERIM SUB-ADVISOR

At a Board meeting held on February 11, 2016 (the “Meeting”), Touchstone proposed to the Board the repurposing of the Fund as an emerging markets small cap fund.  The proposed repurposing includes the replacement of the Fund’s current sub-advisor, AGF.  The Board approved replacing AGF with Copper Rock, to take effect on or about April 19, 2016.

In connection with these changes, the Board also approved changes to the Fund’s name and 80% investment policy, also to take effect on or about April 19, 2016. The Fund's 80% investment policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund's name will change to the Touchstone Emerging Markets Small Cap Fund.  There are no changes to the investment goal of the Fund in connection with the changes described herein; the investment goal will remain capital appreciation. On or about April 19, 2016, the Fund will invest, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small-cap companies located in emerging markets. For purposes of this Fund, small-cap companies will include those companies with market capitalizations at the time of investment either (1) below $5 billion, or (2) below the market capitalization of the largest company within the Morgan Stanley Capital International ("MSCI") Emerging Markets Small Cap Index, whichever is higher.

Effective on or about April 19, 2016, Copper Rock Capital Partners LLC ("Copper Rock"), will apply a blend of fundamental and quantitative analyses to generate the initial investment ideas. Copper Rock's investment process seeks to add value through bottom-up stock selection and in-depth fundamental research. When identifying potential investments, Copper Rock will typically examine a company's financial condition, management team, business prospects, competitive position, and overall business strategy. Copper Rock looks for companies it believes have strong management, superior earnings growth prospects, and attractive relative valuations. Copper Rock typically sells or reduces a position when the target price for a stock is attained, there is a change in the company's management team or business objectives, or when there is deterioration in a company's fundamentals. Copper Rock seeks to construct a portfolio that is diversified across sectors and industries. For more information about the Fund’s investment strategies that will be in effect following the repurposing, as well as the principal risks of the Fund, please see the Fund’s updated prospectus, to be dated on or about April 19, 2016.  A copy of the prospectus, when available, maybe obtained without charge by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com.

After the Fund’s portfolio is repositioned, the Fund may make a capital gains distribution to shareholders.  The Fund intends to make reasonable efforts to mitigate the tax impact of this distribution (if any) on current shareholders.

AGF served as sub-advisor to the Fund through February 19, 2016, with Russell serving as Interim Sub-Advisor from February 20, 2016 through April 18, 2016 during the transition period to Copper Rock. Copper Rock will become the Fund’s sub-advisor on or about April 19, 2016. Russell will manage the Fund to achieve similar results to the Fund’s existing benchmark, the MSCI Emerging Markets Index, during this interim period.

THE BOARD’S CONSIDERATIONS

Board Considerations with respect to Approval of Sub-Advisory Agreement

Touchstone and Copper Rock provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of Copper Rock as sub-advisor. Touchstone provided written and oral information stating the basis for its recommendation to engage Copper Rock and to transition the Fund to the proposed strategy. The information also included details regarding Copper Rock’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fees that would be paid to Copper Rock by Touchstone; and (f) reputation, expertise and resources as an investment advisor. The Board then discussed the written materials that the Board received before the Meeting and all other information that the Board received at the Meeting.

The Board, including the Trustees who are not “interested persons,” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), voting separately, unanimously determined that the proposal to approve the Sub-Advisory Agreement for the Fund would be in the best interests of the Fund. In approving the Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Advisor’s proposed compensation; (3) the performance of the Fund and that of a composite of the accounts managed by the Sub-Advisor that use the same emerging markets small cap strategy that the Sub-Advisor proposes to use in managing the Fund; and (4) the terms of the Sub-Advisory Agreement. The Board’s consideration of these factors is summarized below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by Touchstone and Copper Rock regarding the services to be provided by Copper Rock.  The Board considered Copper Rock’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also took into consideration that Touchstone was satisfied with Copper Rock’s in-house risk and compliance teams. The Board also took into account Copper Rock's management of the Touchstone International Small Cap Fund.

Copper Rock’s Compensation. The Board took into consideration the financial condition of Copper Rock and any direct and indirect benefits to be derived by Copper Rock’s relationship with the Fund.  In considering the anticipated level of profitability to Copper Rock, the Board noted the proposed contractual undertaking of Touchstone to maintain the current levels of expense limitations for the Fund, that the sub-advisory fees under the Sub-Advisory Agreement would be paid by Touchstone out of the advisory fees that it receives from the Fund, and that the sub-advisory fees were negotiated at arm’s length between Touchstone and Copper Rock.  As a consequence, the anticipated level of profitability to Copper Rock from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Copper Rock’s management of the Fund to be a substantial factor in its consideration, although the Board noted that the proposed sub-advisory fee schedule contains breakpoints that would reduce the sub-advisory fee rate if Fund assets exceed specified levels.

Sub-Advisory Fees and Fund Performance. The Board considered that the Fund would pay advisory fees to Touchstone and that Touchstone would pay sub-advisory fees to Copper Rock.  The Board also considered certain comparative fee information concerning the sub-advisory fees that were paid to AGF for managing the Fund.  The Board also compared Copper Rock’s proposed sub-advisory fee to the sub-advisory fee paid to the incumbent sub-advisor, noting that the proposed sub-advisory fee schedule with Copper Rock was identical to the current sub-advisory fee schedule with AGF, the incumbent sub-advisor.  The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to Copper Rock, with respect to the various services to be provided by Touchstone and Copper Rock. The Board also noted that Touchstone negotiated the sub-advisory fee with Copper Rock at arm’s length.  The Board also noted that that identical expense caps were expected to remain in place for the Fund following the sub-advisor change.

The Board considered the performance of Copper Rock’s strategies and the Fund’s performance record under AGF's management.  The Board also reviewed Copper Rock’s investment performance, highlighting the firm’s strong performance in its emerging markets small-cap strategy relative to the MSCI Emerging Markets Small Cap Index.  Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be provided by Copper Rock.

Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (a) Copper Rock is qualified to manage the Fund’s assets in accordance with the Fund’s investment goal and policies; (b) Copper Rock maintains an appropriate and effective compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided by Copper Rock; and (d) Copper Rock’s proposed investment strategies are appropriate for pursuing the Fund's investment goal.  In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors.  Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Board Considerations with respect to Approval of the Interim Sub-Advisory Agreement

Touchstone and Russell provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of Russell. Touchstone provided written and oral information stating the basis for its recommendation to engage Russell as an interim sub-advisor. The information also included details regarding Russell’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fee that would be paid to Russell by Touchstone; and (f) reputation, expertise and resources as an interim investment advisor. The Board then discussed the written materials that the Board received before the meeting and all other information that the Board received at the meeting.

The Board, including the Independent Trustees, voting separately, unanimously determined that the proposal to approve the Interim Sub-Advisory Agreement for the Fund would be in the best interests of the shareholders and the Fund. In approving the Interim Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Interim Sub-Advisor’s proposed compensation; (3) the Interim Sub-Advisor’s past performance; and (4) the terms of the Interim Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by Russell.  The Board considered Russell’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund.  The Board also took into consideration that Touchstone was satisfied with Russell’s in-house risk and compliance teams.

Russell’s Compensation. The Board took into consideration the financial condition of Russell and any direct and indirect benefits to be derived by Russell’s relationship with the Fund.  In considering the anticipated level of profitability to Russell, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Interim Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the sub-advisory fee was negotiated at arm’s length between Touchstone and Russell.  As a consequence, the anticipated level of profitability to Russell from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Russell’s management of the Fund to be a substantial factor in its consideration.

Interim Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay an interim sub-advisory fee to Russell.  The Board also considered certain comparative fee information concerning the sub-advisory fee that was paid to AGF for managing the Fund.  The Board also compared Russell’s proposed interim sub-advisory fee to the sub-advisory fees paid to AGF, noting that the proposed interim sub-advisory fee schedule to Russell was substantially lower than AGF’s sub-advisory fee schedule.  The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to Russell, with respect to the various services to be provided by Touchstone and Russell. The Board also noted that Touchstone negotiated the interim sub-advisory fee with Russell at arm’s length.

The Board also considered Russell’s investment performance and the Fund’s performance record under AGF management.  The Trustees also noted that Russell has extensive experience providing transition services including interim management to the Touchstone Funds complex during  sub-advisor transitions and that Touchstone was satisfied with Russell’s management of those funds.  Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be received by the Fund from Russell.

Conclusion. The Board reached the following conclusions regarding the Interim Sub-Advisory Agreement: (a) Russell is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies; (b) Russell maintains an appropriate compliance program; (c) the Fund’s proposed interim sub-advisory fee is reasonable in relation to the fees of similar funds and the services to be provided by Russell; and (d) Russell’s proposed investment strategies are appropriate for pursuing the investment objective of the Fund.  In considering the approval of the interim Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors.  Based on its conclusions, the Board determined that approval of the Interim Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

INFORMATION ABOUT THE SUB-ADVISOR

Copper Rock, located at 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116, is a registered investment advisor that will serve as the sub-advisor to the Fund, effective on or about April 19, 2016.  Copper Rock was established in 2005 and also serves as sub-advisor to the Touchstone International Small Cap Fund, in addition to managing discretionary equity portfolios for institutional accounts. As of December 31, 2015, Copper Rock managed approximately $4.7 billion in assets.

Copper Rock does not serve as an investment advisor or sub-advisor for any other investment companies which have an investment objective and strategies similar to those of the Fund.

Copper Rock Capital Partners, LLC is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc.

The name and principal occupation of the principal executive officers of Copper Rock are listed below.

Name	Title and Occupation
Stephen Dexter	Partner, Chairman and Chief Investment Officer
Michael Forrester	Partner, Chief Executive Officer
Jeff Gates	Chief Compliance Officer

The address for each person listed above is 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116.

Touchstone will use a portion of its advisory fee to pay Copper Rock’s sub-advisory fees.  Because Touchstone pays Copper Rock’s sub-advisory fees out of its own fees received from the Fund, there is no “duplication” of advisory fees paid.

INVESTMENT SUB-ADVISORY AGREEMENT

A form of the Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.  The contractual terms and conditions of the Sub-Advisory Agreement are similar to those of the prior sub-advisory agreement between Touchstone and AGF (the “Prior Sub-Advisory Agreement”).  A description of several important provisions of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General.  Copper Rock will manage the investment and reinvestment of the portion of the assets of the Fund allocated to it by Touchstone (the “Fund Assets”), subject to and in accordance with the investment goal, policies, and restrictions of the Fund and in conformity with the Fund’s registration statement in effect when Copper Rock takes over as sub-advisor to the Fund.  Copper Rock will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities.  Copper Rock also will determine the manner in which voting rights, rights to consent to corporate actions, and any other rights pertaining to the Fund Assets will be exercised.  Copper Rock will provide regular reports to the Board.  Copper Rock will place orders for portfolio transactions on behalf of the Fund in accordance with the Trust’s policies and shall be responsible for obtaining the most favorable price and execution available for the Fund.

Compensation.  The sub-advisory fee rates payable to Copper Rock are based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Fund will be marketed, the investment characteristics of the Fund relative to other similar funds and the fees charged to comparable products within the industry. There is no change in the advisory fee rates paid by the Fund to Touchstone as a result of the approval of Copper Rock as the sub-advisor to the Fund.

Liability.  Copper Rock has agreed to indemnify and hold harmless the Trust, Touchstone and all of their affiliated persons against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) Copper Rock’s material violation of any applicable federal or state law, rule or regulation, or (b) Copper Rock’s willful misfeasance, bad faith, or gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Limit on Trust Liability.  Copper Rock agrees that (i) the Trust’s obligations to Copper Rock under the Sub-Advisory Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) Copper Rock shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than Touchstone, nor from any Trustee, officer, employee, or agent of the Trust.

Term. The terms of the Sub-Advisory Agreement provide for it to remain in effect for an initial term ending on the two-year anniversary of the Sub-Advisory Agreement, which is expected to be on or about April 19, 2018.  Unless earlier terminated, the Sub-Advisory Agreement will continue for successive annual terms, provided that each continuance is approved annually by the majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Independent Trustees.

Amendment.  The Sub-Advisory Agreement may be amended at any time by the parties to it, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

Termination.  The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than 60 days’ nor less than 30 days’ written notice; (ii) by Copper Rock upon not less than 60 days’ written notice; or (iii) by the Trust upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund.  The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the Investment Company Act of 1940, as amended.

INFORMATION ABOUT THE INTERIM SUB-ADVISOR

Russell, located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is a registered investment advisor that has been appointed to serve as the interim sub-advisor to the Fund during the transition to Copper Rock. As interim sub-advisor, Russell makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  Russell has been providing transition management services to clients since 1992.  Russell has transitioned nearly $2.3 trillion in assets for clients in over 2,300 transition events in the last three calendar years.  As of December 2015, Russell was managing 17 mandates with $1.7 billion in assets across a broad range of asset classes.

Russell does not serve as an investment advisor or sub-advisor for any other investment companies which have a similar investment objective to the Fund.

The name and principal occupation of the principal executive officers of Russell are listed below.

Name	Title and Occupation
Troy L. Rucker	Director, President and Chief Executive Officer
Kristin L. Gaerttner	Chief Compliance Officer
Kenneth W. Willman	Secretary and Chief Legal Officer
Matthew C. Moss	Director and Chief Financial Officer
Crista S. Dumais	Financial and Operations Principal
Jeffrey T. Hussey	Director

The address for each person listed above is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Touchstone will use a portion of its advisory fee to pay Russell’s interim sub-advisory fee.  Because Touchstone would pay Russell’s interim sub-advisory fees out of its own fees received from the Fund, there would be no “duplication” of advisory fees paid.

INTERIM INVESTMENT SUB-ADVISORY AGREEMENT

A form of the Interim Sub-Advisory Agreement is attached to this Information Statement as Exhibit B.  The contractual terms and conditions of the Interim Sub-Advisory Agreement are similar to those of the Prior Sub-Advisory Agreement.  A description of several important provisions of the Interim Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit B.

General.  Russell will manage Fund Assets, subject to and in accordance with the investment objective, policies, and restrictions of the Fund and in conformity with the Fund’s registration statement as in effect when Russell takes over as interim sub-advisor to the Fund.  Russell will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities.  Russell also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund Assets will be exercised.  Russell will provide regular reports to the Board.  Russell will place orders for portfolio transactions on behalf of the Fund in accordance with the Trust’s policies and shall be responsible for obtaining the most favorable price and execution available for the Fund.

Compensation.  The interim sub-advisory fee rate payable to Russell is based on a variety of factors, including the value of the services to be provided, the investment characteristics of the Fund relative to other similar funds and the fees charged to comparable products within the industry. There will be no change in the advisory fee rate paid by the Fund to Touchstone as a result of the approval of Russell as the interim sub-advisor to the Fund.

Liability.  Russell has agreed to indemnify and hold harmless the Trust and all of its affiliated persons against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) Russell’s material violation of any applicable federal or state law, rule or regulation, any investment policy or restriction in the Fund’s registration statement, or any written guidelines or instruction provided in writing by the Board, or (b) Russell’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties under the Interim Sub-Advisory Agreement or its reckless disregard of its obligations and duties under the Interim Sub-Advisory Agreement.

Limit on Trust Liability.  Russell agrees that (i) the Trust’s obligations to Russell under the Interim Sub-Advisory Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) Russell shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than Touchstone, nor from any Trustee, officer, employee, or agent of the Trust.

Term. The terms of the Interim Sub-Advisory Agreement provide for it to be effective on February 20, 2016 and to remain in effect until the effective date of the Sub-Advisory Agreement with Copper Rock.

Amendment.  The Interim Sub-Advisory Agreement may be amended at any time by the parties to it, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

Termination.  The Interim Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than 60 days’ nor less than 30 days’ written notice; (ii) by Russell upon not less than 60 days’ written notice; or (iii) by the Trust upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund.  The Interim Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the 1940 Act.

INFORMATION ABOUT TOUCHSTONE

Touchstone, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is a registered investment advisor that serves as the investment advisor to the Fund pursuant to the terms of an advisory agreement (the “Advisory Agreement”), dated May 1, 2000, as amended. The Advisory Agreement was last approved by shareholders on February 25, 2005 and by the Board of Trustees on November 19, 2015.  Under the Advisory Agreement, Touchstone continuously reviews, supervises, and administers the Fund’s investment program, and also ensures compliance with the Fund’s investment policies and guidelines, subject to the supervision of, and policies established by, the Board.

Touchstone is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund.

Under the terms of the Advisory Agreement, the Fund pays Touchstone the following fees:

1.05% on the first $200 million of assets;
1.00% on the next $200 million of assets; and
0.90% on assets over $400 million.

For the fiscal year ended September 30, 2015, the annual advisory fee for the Fund was 1.03% of average daily net assets.

For the fiscal year ended September 30, 2015, the Fund paid Touchstone $3,349,536 in advisory fees.

Touchstone will use a portion of its advisory fees to pay Copper Rock’s sub-advisory fees and Russell's interim sub-advisory fees.  As of December 31, 2015, Touchstone had approximately $17.2 billion in assets under management.

INFORMATION ABOUT THE DISTRIBUTOR

Touchstone Securities, Inc. (the “Distributor”) and the Trust are parties to a distribution agreement with respect to the Fund. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer and an affiliate of Touchstone by reason of common ownership.  The table below sets forth the aggregate underwriting commissions on sales of the Fund’s shares, including the amount the Distributor distributed to unaffiliated broker-dealers, the amount the Distributor earned as a broker-dealer in the selling network, and the amount of underwriting commissions retained by the Distributor, all for the fiscal year ended September 30, 2015.

Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
$2,820	$1,715	$728	$378

The Distributor retains the contingent deferred sales charge (“CDSC”) on redemptions of shares of the Fund that are subject to a CDSC.   For the fiscal year ended September 30, 2015, the Distributor retained $756 of contingent deferred sales charges with respect to Class C shares.

INFORMATION ABOUT THE ADMINISTRATOR

Touchstone serves as the Fund’s administrator pursuant to an administrative agreement with the Trust. Touchstone has engaged BNY Mellon Investment Servicing (US) Inc. located at 4400 Computer Drive, Westborough, Massachusetts 01581 to serve as the Trust’s sub-administrator.  For the fiscal year ended September 30, 2015, the Fund paid Touchstone $484,082 in administration fees.

SHARE OWNERSHIP INFORMATION

As of March 1, 2016, the Fund had 1,836,245.125 shares issued and outstanding. As of February 29, 2016, the following table lists those shareholders who owned of record or beneficially 5% or more of the outstanding shares of the Fund.

Name and Address	Number of Shares	Percent of Fund	Share Class
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	300,224.235	16.28%	I
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	275,427.325	14.94%	I
FIFTH THIRD BANK TTEE FBO WESTERN & SOUTHERN LIFE INS CO 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	233,655.469	12.79%	Y
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	153,173.717	8.38%	Y
FIFTH THIRD BANK TTEE CEDARVILLE ENDOWMENT MUTUAL /CASH A/C # 70700008710618 5001 KINGSLEY DR DEPT 3385 CINCINNATI OH 45263	116,448.457	6.31%	I

 As of March 1, 2016, each Trustee’s individual shareholdings constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of the Fund.

PORTFOLIO TRANSACTIONS

There were no affiliated brokerage transactions for the Fund’s most recently completed fiscal year end.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1.800.543.0407 or forward a written request to the Trust, P.O. Box 9878, Providence, Rhode Island 02940 if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

EXHIBIT A:  FORM OF SUB-ADVISORY AGREEMENT

TOUCHSTONE EMERGING MARKETS SMALL CAP FUND
TOUCHSTONE FUNDS GROUP TRUST

This SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of , 2016, between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the “Advisor”), and COPPER ROCK CAPITAL PARTNERS, LLC, an Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by Touchstone Funds Group Trust (the “Trust”), a Delaware business trust organized pursuant to an Agreement and Declaration of Trust dated October 25, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide investment advisory services with respect to certain assets of the Touchstone Emerging Markets Small Cap Fund (the “Fund”); and

WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.    Appointment of the Sub-Advisor. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached as Exhibit A (the “Advisory Agreement”), the Advisor appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Fund’s currently effective Registration Statement, prospectus and Statement of Additional Information, as amended (the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2.    Duties of the Sub-Advisor. The Sub-Advisor will provide the following services and undertake the following duties:

a.    The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies, and restrictions of the Fund, and in conformity with the Fund’s currently effective Disclosure Documents, and any directions which the Advisor or the Trust’s Board may give with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board. The Sub-Advisor may utilize the services of a third-party to research and vote proxies on its behalf and on behalf of the Fund. The Sub-Advisor shall not have custody of any of the assets of the Fund, is not authorized to provide the Fund with legal or tax advice, and is not authorized to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent. The Sub-Advisor shall assist the custodian or other duly designated Fund agent in evaluating such securities litigation claims, as reasonably requested in writing, but the Sub-Advisor will not be responsible for filing such claims. The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding securities litigation claims involving securities presently or formerly held by the Fund.

b. In addition, the Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Whenever the Fund and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub- Advisor to be equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

c. The Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board has approved these types of transactions.

d. The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board. The parties hereto recognize that the Sub-Advisor is not an official pricing source.

e.    Regulatory Compliance.

(i)    The Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment advisor. In selecting the Fund’s portfolio securities and performing the Sub-Advisor’s obligations hereunder, the Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRS Code”), for qualification as a regulated investment company. The Sub-Advisor shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Advisor shall limit the Sub-Advisor’s full responsibility for any of the foregoing.

(ii)    The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Advisor and the Fund. The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor’s Code of Ethics) comply in all material respects with the Sub-Advisor’s Code of Ethics, as in effect. Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor’s Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor’s Code of Ethics to the Fund and the Advisor. The Sub-Advisor shall respond to requests for information from the Advisor as to violations of the Sub-Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor. The Sub-Advisor shall immediately notify the Advisor of any material violation of the Sub-Advisor’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

(iii)    The Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines, or procedures. In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with the Fund’s investment objectives and policies and applicable law, including, but not limited to the 1940 Act, the Code, and the Fund’s and the Advisor’s policies, guidelines, or procedures as applicable to the Sub-Advisor’s obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board and/or the Advisor may reasonably request in connection with any such breach. The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(iv)    The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Advisor and the Board, which shall be delivered upon request to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business. The Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping purposes.

f.    The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor’s name as provided in Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of other funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund; (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s).

g.    The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund’s Disclosure Documents. When placing orders with brokers and dealers, the Sub-Advisor’s primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

h.    The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

i.    In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors, or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

j.    The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund.

3.    Compensation of the Sub-Advisor.

a.    As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to XX% on the first $200 million of average daily net assets of the Fund, XX% of the next $200 million of average daily net assets of the Fund, and XX% of the average daily net assets of the Fund in excess of $400 million without regard to any total expense limitation of the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12a of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares.

b.    The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

4.    Activities of the Sub-Advisor. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as such Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a of this Agreement) (i) the financial condition and financial prospects of the Sub- Advisor, (ii) the nature and amount of transactions that may be reasonably expected to affect the Fund that involve the Sub-Advisor and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board shall reasonably request regarding the Fund, including but not limited to the performance of the specific strategy used to manage the Fund Assets, and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Fund. Upon request, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Advisor’s other clients.

The Sub-Advisor will also provide the Advisor, at least annually and at such other times as the Advisor reasonably shall request, with the Sub-Advisor’s financial statements. For purposes of this paragraph, “financial statements” shall include the Sub-Advisor’s balance sheet, income statement, and notes to the financial statements.

5.    Representations of the Advisor and the Trust. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Fund’s Disclosure Documents, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement; (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the IRS Code.

6.    Use of Names. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

7.    Liability of the Sub-Advisor. The Sub-Advisor shall indemnify and hold harmless the Trust and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Sub-Advisor being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board, or (b) the Sub-Advisor’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder; or its reckless disregard of its obligations and duties under this Agreement.

8. Liability of the Advisor. The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation, or (b) the Advisor’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder; or its reckless disregard of its obligations and duties under this Agreement.

9.    Limitation of Trust’s Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust’s obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

10.    Force Majeure. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

11.    Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three (3) years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

12.    Renewal, Termination and Amendment.

a.    This Agreement shall continue in effect, unless sooner terminated under this Agreement, until , 2018; and it shall continue provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

b.    This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c.    This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

d.    The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13.    Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14.    Notice. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116.

15.    Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16.    Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

17.      Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor’s Form ADV with all exhibits and attachments (including the Sub-Advisor’s statement of financial condition) and will promptly supply to the Advisor copies of all amendments or restatements of such document. Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five (5) business days after entering into this contract. U.S. law also requires the Sub-Advisor to obtain, verify, and record information that identifies each person or entity that opens an account. The Sub-Advisor will ask for the Trust’s legal name, principal place of business address, and Taxpayer ID or other identification number, and may ask for other identifying information.

THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, who are duly authorized, all as of the date first above written.

TOUCHSTONE ADVISORS, INC.

By:________________________
Name:
Title:

By:________________________
Name:
Title:

COPPER ROCK CAPITAL PARTNERS, LLC.

By:________________________
Name:
Title:

By:________________________
Name:
Title:

EXHIBIT B: FORM OF INTERIM SUB-ADVISORY AGREEMENT

TOUCHSTONE EMERGING MARKETS EQUITY FUND
TOUCHSTONE FUNDS GROUP TRUST

This INTERIM SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of February 20, 2016, between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the “Advisor”), and RUSSELL IMPLEMENTATION SERVICES INC., a Washington corporation (the “Interim Sub-Advisor”).

WHEREAS, the Advisor is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by Touchstone Funds Group Trust (the “Trust”), a Delaware business trust organized pursuant to an Agreement and Declaration of Trust dated October 25, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended , to provide investment advisory services with respect to certain assets of the Touchstone Emerging Markets Equity Fund (the “Fund”); and

WHEREAS, the Interim Sub-Advisor also is an investment adviser registered under the Advisers Act and a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and

WHEREAS, the Advisor desires to retain the Interim Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Interim Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.    Appointment of the Interim Sub-Advisor. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the “Advisory Agreement”), the Advisor hereby appoints the Interim Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Investment Guidelines attached as Schedule A to this Agreement and subject to the Fund’s currently effective prospectus and statement of additional information, as amended (the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms hereinafter set forth. The Interim Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Interim Sub-Advisor shall at all times maintain its registration as an investment adviser under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Interim Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2.    Duties of the Interim Sub-Advisor. The Interim Sub-Advisor will provide the following services and undertake the following duties:

a.    The Advisor shall provide Interim Sub-Advisor with a statement of the investment objectives and policies of the Fund Assets and any specific investment restrictions applicable thereto, as amended from time to time (the “Investment Guidelines”), and with the investment restrictions, objectives, strategies and policies set forth in the Fund’s Disclosure Documents. The Investment Guidelines, as may be amended, are hereby incorporated into this Agreement. The Interim Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the Investment Guidelines, as set forth in Schedule A, and in conformity with the Fund’s Disclosure Documents and any directions which the Advisor or the Trust’s Board may give with respect to the Fund. In furtherance of the foregoing, the Interim Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Interim Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the portfolio securities will be exercised. The Interim Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Interim Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Interim Sub-Advisor as the Trust or the Advisor shall request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Interim Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board. The Interim Sub-Advisor may utilize the services of a third-party to research and vote proxies on its behalf and on behalf of the Fund. The Interim Sub-Advisor shall not have custody of any of the assets of the Fund, is not authorized to provide the Fund with legal or tax advice, and is not authorized to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Interim Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent. The Interim Sub-Advisor shall assist the custodian or other duly designated Fund agent in evaluating such securities litigation claims, as reasonably requested in writing, but the Interim Sub-Advisor will not be responsible for filing such claims. The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding securities litigation claims involving securities presently or formerly held by the Fund.

b.    The Interim Sub-Advisor has full discretion and authority, to the extent required or permitted by applicable law, and further subject to the additional terms, policies, objectives, and restrictions set forth in this Agreement and the applicable Schedules, to do any or all of the following: (i) to establish brokerage accounts in the Fund’s name with the Interim Sub-Advisor or other unaffiliated brokers or counterparties to effect securities transactions in connection with the services hereunder, and to exercise full discretionary authority over such accounts; and (ii) to purchase or sell, securities held in the Fund’s investment accounts.

In connection with these transactions, the Interim Sub-Advisor may (i) negotiate, amend, execute and deliver any agreements or documents the Interim Sub-Advisor considers necessary or desirable for the purpose of entering into these securities transactions; and (ii) deliver to counterparties, on the behalf of the Fund representations, warranties, and covenants, along with such financial information regarding the Fund as such counterparties may reasonably request.

c.    All transactions will be conducted in the manner described in the Interim Sub-Advisor’s Trading Practices, attached as Schedule B. In addition, the Interim Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect the Fund Assets with similar orders being made simultaneously for other accounts managed by the Interim Sub-Advisor or its affiliates, if, in the Interim Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Interim Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Whenever the Fund and one or more other investment advisory clients of the Interim Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Interim Sub-Advisor to be equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons, the Interim Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

d. The Interim Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Interim Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Interim Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

e. The Interim Sub-Advisor shall promptly notify the Advisor if the Interim Sub-Advisor reasonably believes that the value of any security held by the Fund may not reflect fair value. The Interim Sub-Advisor agrees to provide any pricing information of which the Interim Sub-Advisor is aware to the Advisor and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board. The parties hereto recognize that the Interim Sub-Advisor is not an official pricing source.

f.    Regulatory Compliance.

(i)    The Interim Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “1933 Act”), the 1934 Act, the Commodity Exchange Act, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. In selecting the Fund’s portfolio securities and performing the Interim Sub-Advisor’s obligations hereunder, the Interim Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Interim Sub-Advisor shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Advisor shall limit the Interim Sub-Advisor’s full responsibility for any of the foregoing.

(ii)    The Interim Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Advisor and the Fund. The Interim Sub-Advisor shall ensure that its Access Persons (as defined in the Interim Sub-Advisor’s Code of Ethics) comply in all material respects with the Interim Sub-Advisor’s Code of Ethics, as in effect. Upon request, the Interim Sub-Advisor shall provide the Fund with (i) a copy of the Interim Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Interim Sub-Advisor’s Code of Ethics. No less frequently than annually, the Interim Sub-Advisor shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Interim Sub-Advisor’s Code of Ethics to the Fund and the Advisor. The Interim Sub-Advisor shall respond to requests for information from the Advisor as to violations of the Code by Access Persons and the sanctions imposed by the Interim Sub-Advisor. The Interim Sub-Advisor shall immediately notify the Advisor of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

(iii)    The Interim Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines, or procedures. In addition, the Interim Sub-Advisor shall provide a quarterly report regarding its compliance with the Fund’s investment objectives and policies and applicable law, including, but not limited to the 1940 Act, the Code, and the Fund’s and the Advisor’s policies, guidelines, or procedures as applicable to the Interim Sub-Advisor’s obligations under this Agreement. The Interim Sub-Advisor acknowledges and agrees that the Advisor may, in its discretion, provide such quarterly compliance certifications to the Board. The Interim Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board and/or the Advisor may reasonably request in connection with any such breach. The Interim Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Interim Sub-Advisor will promptly notify the Trust in the event (i) the Interim Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Interim Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Interim Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(iv)    The Interim Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Interim Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Advisor and the Board at any time upon request shall be delivered to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business. The Interim Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping purposes.

g.    The Interim Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Interim Sub-Advisor’s name as provided in Section 5; (ii) permission to use the past performance and investment history of the Interim Sub-Advisor with respect to a composite of other funds managed by the Interim Sub-Advisor that are comparable, in investment objective and composition, to the Fund; (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Interim Sub-Advisor and individual manager(s).

h.    The Interim Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Fund’s Disclosure Documents. When placing orders with brokers and dealers, the Interim Sub-Advisor’s primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Interim Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Interim Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Interim Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act, to pay a broker or dealer who provides research services to the Interim Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Interim Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Interim Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Interim Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

i.    The Interim Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement. Furthermore, the Interim Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

j.    In the event of any reorganization or other change in the Interim Sub-Advisor, its investment principals, supervisors, or members of its investment (or comparable) committee, the Interim Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

k.    The Interim Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund.

3.    Compensation of the Interim Sub-Advisor.

a.    As compensation for the services to be rendered and duties undertaken hereunder by the Interim Sub-Advisor, the Advisor will pay to the Interim Sub-Advisor a monthly fee equal on an annual basis to [ * ]% of the average daily net assets of the Fund without regard to any total expense limitation of the Fund or the Advisor. Such fee shall be computed and accrued daily. If the Interim Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12a, the compensation to the Interim Sub-Advisor shall be prorated. For purposes of calculating the Interim Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

b.    The Interim Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

4.    Activities of the Interim Sub-Advisor. The Interim Sub-Advisor will report to the Trust’s Board (at regular quarterly meetings and at such other times as such Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (ii) such other information as the Board shall reasonably request regarding the Fund, the Fund’s performance, the services provided by the Interim Sub-Advisor to the Fund as compared to its other accounts, and the plans and capability of the Interim Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Interim Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

The Interim Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Interim Sub-Advisor’s statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

5.    Representations of the Advisor and the Trust. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery and performance will not violate any applicable law, regulation, organizational document, policy or agreement binding on the Trust or its property; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Interim Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Interim Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Interim Sub-Advisor a true and complete copy of the Fund’s current Disclosure Documents as effective from time to time, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Interim Sub-Advisor to carry out its obligations under this Agreement; (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”); (g) Information provided by the Advisor to the Interim Sub-Advisor pursuant to this Agreement, including but not limited to Investment Guidelines, policies, restrictions, and identifying information provided to establish accounts with the Interim Sub-Advisor is accurate and complete in every material respect, and (i) the Advisor acknowledges that various members of Russell Investments provide other services, including consulting advice and recommendations with respect to investment strategies and service providers, and that as a matter of policy, such consulting services do not include evaluations, advice or recommendations to use Russell Investments products or services. If the Trust has or will receive such services, the Advisor represents that (i) it did not rely upon, and was not influenced by, this investment advice as the primary basis for selecting the Interim Investment Advisor to provide the services hereunder; and (ii) it will not rely on such investment advice in considering whether or not to continue the services provided hereunder. The Advisor will promptly notify the Interim Sub-Advisor if any representation ceases to be accurate or complete in any material respect, and will provide the Interim Sub-Advisor with such other documents or certificates as the Interim Sub-Advisor may reasonably request in connection with the services. For purposes of this Agreement, “Russell Investments” shall mean Frank Russell Company and its subsidiaries.

6.    Use of Names. Neither the Advisor nor the Trust shall use the name of the Interim Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Interim Sub-Advisor; provided, however, that the Interim Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Interim Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Interim Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Interim Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

7.    Liability of the Interim Sub-Advisor. The Interim Sub-Advisor shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Interim Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Interim Sub-Advisor being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board, or (b) the Interim Sub-Advisor’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder; or its reckless disregard of its obligations and duties under this Agreement.

8. Liability of the Advisor. The Advisor shall indemnify and hold harmless the Interim Sub-Advisor and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation, or (b) the Advisor’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder; or its reckless disregard of its obligations and duties under this Agreement.

9.    Limitation of Trust’s Liability. The Interim Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Interim Sub-Advisor agrees that (i) the Trust’s obligations to the Interim Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Interim Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

10.    Force Majeure. The Interim Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Interim Sub-Advisor shall take all reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

11.    Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three (3) years following the expiration or termination of this Agreement.

Notwithstanding anything herein to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated hereby.

12.    Renewal, Termination and Amendment.

a.    This Agreement shall be effective as of [*], 2016 and shall remain in effect for the lesser of 150 days or until the effective date of a sub-advisory agreement approved by an affirmative vote of (i) the shareholders of the Fund, or (ii) the Board in reliance on the Trust’s SEC exemptive order from certain requirements of Section 15(a) and Rule 18f-2 of the 1940 Act; except that under no circumstances will it continue more than 150 days from the date on which the Fund’s previous sub-advisory agreement terminated. The 150 day period will expire on [*], 2016.

b.    This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Interim Sub-Advisor; (ii) by the Interim Sub-Advisor upon not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, without the payment of any penalty, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c.    This Agreement may be amended at any time by the parties hereto, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change, except that the Interim Sub-Advisor may amend Schedule B (Russell Trading Practices) by written notice to the Advisor, and the Advisor may amend Schedule C (Authorized Persons) by written notice to the Interim Sub-Advisor.

d.    The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13.    Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

14.    Notice. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Interim Sub-Advisor shall be 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

15.    Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Entire Agreement. This Agreement, including the attached Schedules, constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

17.     Authorized Persons. A list of persons duly authorized to act on the Trust’s behalf concerning this Agreement is attached as Schedule C.

18. Customer Notification. By executing this Agreement, the Advisor acknowledges receipt of Part 2 of the Interim Sub-Advisor’s Form ADV prior to signing, as required by the Advisers Act. Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five (5) business days after entering into this contract. U.S. law also requires the Interim Sub-Advisor to obtain, verify, and record information that identifies each person or entity that opens an account. The Interim Sub-Advisor will ask for the Trust’s legal name, principal place of business address, and Taxpayer ID or other identification number, and may ask for other identifying information.

19.    Counterparts. This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

TOUCHSTONE ADVISORS, INC.

BY:

Name:

Title:

BY:

Name:

Title:

RUSSELL IMPLEMENTATION SERVICES INC.

BY:

Name:

Title:

TSF-2235-1602